                                                                      Exhibit 1




                                    AGREEMENT

         Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Adolor Corporation.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 11, 2004                ARCH VENTURE FUND II, L.P.

                                        By: ARCH Management Partners II, L.P.
                                            its General Partner

                                            By: ARCH Venture Partners, L.P.
                                                its General Partner

                                                By: ARCH Venture Corporation
                                                    its General Partner

                                                    By:            *
                                                       -------------------------
                                                       Steven Lazarus
                                                       Managing Director

                                        ARCH MANAGEMENT PARTNERS II, L.P.

                                        By: ARCH Venture Partners, L.P.
                                            its General Partner

                                            By: ARCH Venture Corporation
                                                its General Partner

                                                By:             *
                                                    ----------------------------
                                                    Steven Lazarus
                                                    Managing Director

                                        ARCH VENTURE PARTNERS, L.P.

                                            By: ARCH Venture Corporation
                                                its General Partner

                                                By:              *
                                                    ----------------------------
                                                    Steven Lazarus
                                                    Managing Director

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                                        ARCH VENTURE CORPORATION

                                        By:               *
                                            ------------------------------
                                            Steven Lazarus
                                            Managing Director

                                        ARCH VENTURE FUND III, L.P.

                                        By: ARCH Venture Partners, L.L.C.
                                            its General Partner

                                            By:             *
                                                --------------------------
                                                Steven Lazarus
                                                Managing Director

                                        ARCH VENTURE PARTNERS, L.L.C.

                                            By:             *
                                                --------------------------
                                                Steven Lazarus
                                                Managing Director

                                                       *
                                        ------------------------------
                                         Steven Lazarus

                                                       *
                                        ------------------------------
                                         Keith Crandell

                                                       *
                                        ------------------------------
                                         Robert Nelsen

                                                       *
                                        ------------------------------
                                         Clinton Bybee

                                                        * By: /s/ Mark McDonnell
                                                              ------------------
                                                              Mark McDonnell as
                                                              Attorney-in-Fact

--------------------------------------------------------------------------------
This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.